Filed pursuant to Rule 497(e)

Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II

(the “Trust”)

CoinShares Valkyrie Bitcoin Miners ETF

(the “Fund”)

July 14, 2025

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of
Additional Information
Dated January 28, 2025

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S NAME

CoinShares Valkyrie Bitcoin Miners ETF. The Board of Trustees of the Trust considered and approved a change to the name of the Fund. Effective on or about July 15, 2025 (the “Effective Date”), the Fund’s name will change to the “CoinShares Bitcoin Mining ETF.”

The change will not affect the Fund’s investment objective, principal investment strategy or portfolio holdings and the Fund’s shares will continue to trade on Nasdaq Stock Market LLC under the ticker symbol “WGMI.”

Please Retain This Supplement for Future Reference.